UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2019

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-54716	27-0863354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7599 Anagram Dr., Eden Prairie, MN 55344

(Address of principal executive offices and zip code)

952-426-1383

(Registrant's telephone number including area code)

N/A

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed by NeuroOne Medical Technologies Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on November 7, 2019 (the “Initial Form 8-K”), the Company entered into a Subscription Agreement with certain accredited investors (the “Subscribers”), pursuant to which the Company, in a private placement, agreed to issue and sell to the Subscribers 13% convertible promissory notes (each, a “Note” and collectively, the “Notes”) and warrants (each, a “Warrant” and collectively, the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Initial Form 8-K.

On December 5, 2019, the Company and holders of a majority in aggregate principal amount of the Notes entered into an amendment to the Notes (the “Amendment”) to, among other things: (i) provide a form notice of conversion for Subscribers to complete in order to convert all or a portion of any Note; (ii) clarify that the amount of shares to be received upon conversion of any Notes prior to a Qualified Financing will be equal to the Outstanding Balance divided by the volume weighted average price of the Common Stock for the ten trading days immediately preceding the date of conversion; and (iii) provide that promptly following the earlier of (x) the final closing of a Qualified Financing and (y) the Maturity Date (the “Registration Date”), the Company will enter into a registration rights agreement with Subscribers pursuant to which the Company will agree to file with the SEC a Registration Statement on or prior to the 90th calendar day following the Registration Date, covering the resale of any shares received upon conversion of the Notes or underlying the Warrants. Pursuant to Section 7.6 of the Notes, the Notes may be amended with the written consent of the Company and the holders of a majority in aggregate principal amount of the Notes, which consents shall be binding upon each holder of the Notes, whether or not each holder has signed such consents.

The foregoing description of the Amendment is qualified in its entirety by reference to the form of Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits

(d) Exhibits.

Exhibit	Description

10.1	Form of First Amendment to Convertible Promissory Note.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

Dated: December 11, 2019	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

2